Exhibit 10.7
                                 EL PASO COUNTY
                            GENERAL SERVICES CONTRACT



CONTRACT NUMBER:    124-96
                    ------
SUBJECT MATTER:     RECYCLING FOR TIRE DISPOSAL
COUNTY DEPARTMENT:  SOLID WASTE MANAGEMENT
CONTRACTOR:         RIPE TOUCH GREENHOUSES, INC.
                    P.O. BOX 69
                    CASTLE ROCK, NY 80104
                    (303) 660-5582

EFFECTIVE DATE:     NOVEMBER 25, 1996
EXPIRATION DATE:    DECEMBER 31, 1997

     THIS AGREEMENT, entered into on the date set forth below, is made by and between the BOARD OF COUNTY COMMISSIONERS OF EL PASO COUNTY, COLORADO ("COUNTY") and RIPE TOUCH GREENHOUSES, INC.
("CONTRACTOR").

     WHEREAS, the COUNTY desires to purchase and receive from CONTRACTOR the services described in Appendices A, B, C, D & E; and

     WHEREAS, CONTRACTOR is an individual or entity qualified and able to Provide the type of services required by the COUNTY; and

     WHEREAS, the parties to this Agreement desire to reduce to written terms the manner and conditions under which these services will be provided and compensated.

     NOW, THEREFORE, in consideration of the above, and in accordance with the mutual terms, conditions, requirements and obligations set forth in this Agreement, the COUNTY and CONTRACTOR agree as follows:

SECTION 1. SERVICES
-------------------

         The COUNTY agrees to retain CONTRACTOR to perform the services described in Appendices A, B, C, D. & E. CONTRACTOR agrees to provide those services in accordance with the provisions of this Agreement.

CONTRACT NO.: 124-96
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GENERAL SERVICES CONTRACT
RECYCLING FOR TIRE DISPOSAL
PAGE TWO


SECTION 2. CONTRACTOR'S RESPONSIBILITIES
----------------------------------------

     2.1 The scope of services to be performed by CONTRACTOR is set forth in Appendices A, B, C, D. & E attached to this Agreement and incorporated by reference.

     a.   The minimum number of tires accepted per day shall be 6,000.

     b. CONTRACTOR shall coordinate with the vendors providing labor and hauling to provide timely notification if CONTRACTOR is unable to accept tires. Such timely notification is required to re-route tires to the other approved tire recycling/dumping locations.

     2.2 All issues or questions of CONTRACTOR about this Agreement arising during the term of this Agreement shall be addressed to the designated County Representative identified in Section 3 below.

     2.3 CONTRACTOR shall attend meetings and submit reports, plans, drawings and specifications as required in Appendices A, B, C, D. & E and shall be reasonably available to the County Representative to respond to any issues that may arise during the term of this Agreement.

     2.4 All employees, agents, representatives and sub-contractors of CONTRACTOR who will have significant responsibility for performance under this Agreement shall be identified to and be subject to approval by the County Representative prior to the commencement of any work by these individuals.

     2.5 All governmental permits or licenses specified in Appendices A, B, C, D & E to be acquired by CONTRACTOR shall be obtained by CONTRACTOR in a prompt and legally sufficient manner and at CONTRACTOR's own expense. Upon demand by the COUNTY, CONTRACTOR shall provide the COUNTY with evidence of the permits or licenses.

     2.6 All services to be performed under this Agreement by CONTRACTOR shall be performed in accordance with generally recognized professional practices and standards of CONTRACTOR's profession and to the reasonable satisfaction of the COUNTY.

CONTRACT NO.: 124-96
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GENERAL SERVICES CONTRACT
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PAGE THREE


SECTION 3. COUNTY'S RESPONSIBILITIES
------------------------------------

     3.1 The COUNTY agrees to compensate CONTRACTOR as set forth in Section 5 below for services rendered in accordance with this Agreement.

     3.2 The County Representative is JOHN FISHER, MANAGER, SOLID WASTE DEPARTMENT, (719) 520-8450. The County Representative shall have authority to transmit instructions, receive information and documents and resolve any issues arising out of the performance of this Agreement. The County Representative shall provide CONTRACTOR with the identity of an alternate contact person in the event the County Representative is unavailable to respond to CONTRACTOR's inquiries.


SECTION 4. TIME OF PERFORMANCE AND DELAY
----------------------------------------

         CONTRACTOR's time of performance shall commence as of the effective date of this Agreement unless otherwise terminated in accordance with Section 13 below.


SECTION 5. COMPENSATION
-----------------------

     5.1 The COUNTY agrees to pay CONTRACTOR for the complete and satisfactory performance of services under this Agreement in the following manner:

         The Solid Waste Management department will be responsible for monitoring the billing and paying invoices for the services performed under this contract. The Solid Waste Management Department will be billed according to the Price List as submitted by the CONTRACTOR for tipping rates.

         The amount and terms of compensation referenced above shall not be modified except in accordance with Section 19 below.

     5.2  CONTRACTOR  shall provide to the COUNTY  written  evidence of services actually performed, on a weekly basis detailing the number of tons of tires received daily. Other direct expenses incurred by CONTRACTOR shall be itemized upon request.
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CONTRACT NO.: 124-96
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GENERAL SERVICES CONTRACT
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SECTION 5. COMPENSATION (continued)
-----------------------

     5.3 If the County Representative determines that CONTRACTOR is not making sufficient progress or is performing unsatisfactory work under this Agreement, the County Representative may protest CONTRACTOR's written invoice or statement by providing written notice to CONTRACTOR within ten (10) days following receipt of the invoice or statement. The written notice shall identify the nature of the problem and request an appropriate remedial action by CONTRACTOR. CONTRACTOR shall either correct the problem and advise the County Representative of the correction, or shall provide a detailed written response to the notice within ten (10) days following receipt of the COUNTY's notice.

     If resolution of the problem cannot be achieved, the dispute will be resolved in accordance with Section 12 below. During the term of any dispute resolution, payment of CONTRACTOR's invoice or statement may be withheld by the COUNTY.

     5.4 Unless otherwise agreed upon in writing by the COUNTY, CONTRACTOR shall be solely responsible for compensation of third parties, including subcontractors, consultants and suppliers, which are retained at the request of CONTRACTOR to perform this Agreement. Such third parties shall not be considered third-party beneficiaries to this Agreement.

     5.5 No payment made under this Agreement shall be conclusive evidence of the performance of this Agreement, either in whole or in part, and no payment, including final payment, shall be construed to be a consent on the part of the COUNTY to accept unsatisfactory or deficient work.


SECTION 6. FUNDING AVAILABILITY
-------------------------------

     6.1 This agreement is subject to appropriation of funds by the Board of County Commissioners of El Paso County, Colorado. This agreement shall not become effective until at such time that said funds are appropriated.
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SECTION 6.  FUNDING AVAILABILITY (continued)
--------------------------------

     6.2 Financial obligations of the COUNTY payable after the current fiscal year are contingent on appropriation or budgeting of funds for those obligations. Should the performance of this Agreement continue past the current fiscal year, the COUNTY shall notify CONTRACTOR in writing that sufficient funds are available for continuance of CONTRACTOR's performance under this Agreement into the new fiscal year. Unless CONTRACTOR is notified in writing of availability of funds prior to the end of the current fiscal year, CONTRACTOR shall not commence any work in the new fiscal year for which a new appropriation is required to make payment.

SECTION 7. INDEPENDENT CONTRACTOR
---------------------------------

     It is agreed and understood by CONTRACTOR that nothing in this Agreement shall make any action undertaken by CONTRACTOR an official action of the COUNTY, and that CONTRACTOR is an independent contractor, providing services on a contractual basis.

SECTION 8. INSURANCE
--------------------

     8.1 During the entire term of this Agreement, CONTRACTOR shall maintain, at its own expense, insurance in the following minimum amounts and classification:

                               LIMITS OF LIABILITY
                               -------------------

Workmen's Compensation/
Employer's Liability                    As required By statute

Comprehensive General
Liability  (including
blanket  contractual
liability insurance):

     Bodily injury                      $150,000 each person
                                        $600,000 each occurrence

     Property damage                    $600,000


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SECTION 8. INSURANCE (continued)
--------------------

Comprehensive Automobile
Liability

     Bodily injury                    $150,000 each person
                                      $600,000 each occurrence

     Property damage                  $600,000

     Professional Liability           Commensurate with risks of
     (if applicable)                  services provided under this
                                      Agreement

     8.2 CONTRACTOR shall furnish certificates of such insurance to the County Purchasing/Contracts Manager ("MANAGER") prior to the performance of this Agreement. The COUNTY shall be named as an additional insured on all policies of liability insurance.

SECTION 9. INDEMNIFICATION
--------------------------

     CONTRACTOR shall indemnify, hold harmless and defend the COUNTY, its officers and employees from any and all losses, injuries, damages, liability, claims, penalties, fines, legal actions (including costs and expenses incidental thereto) which may be asserted or brought against the COUNTY by any individual or entity and which may arise out of or occur during the performance of this Agreement by CONTRACTOR.

SECTION 10.  AUDIT AND INSPECTION
---------------------------------

     10.1 CONTRACTOR shall at all times during the term of this Agreement maintain such books and records as shall sufficiently and properly reflect all direct costs of any nature in the performance of this Agreement, and shall utilize such bookkeeping procedures and practices as will reflect these costs. Books and records shall be subject, at any reasonable time, to inspection, audit or copying by Federal, State or County personnel, or such independent auditors or accountants as are designated by the COUNTY.

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SECTION 10.  AUDIT AND INSPECTION (continued)

     10.2 CONTRACTOR shall permit the County Representative or other authorized Federal, State or County personnel, at any reasonable time, to inspect, transcribe or copy any and all data, notes, records, documents and files of the work CONTRACTOR is performing in relation to this Agreement.

     10.3 CONTRACTOR shall retain for at least for (4) years after the closeout of this contract all records required for the contract including documentation and records of all expenditures incurred under this contract. Retention for longer than the four years may be deemed necessary to resolve any matter which may be pending from the State of Colorado's grant closeout. This retention is for the purpose of review and audit by the State or their authorized representative, or by the COUNTY or their authorized representative.

SECTION 11.  OWNERSHIP
----------------------

     11.1 All data, plans, resorts, notes and documents provided to or prepared by CONTRACTOR in performance of this Agreement shall become the property of the COUNTY upon payment of services rendered by CONTRACTOR, and shall be delivered to the County Representative.

     11.2 Except as provided in Section 10 above, all such documents shall remain confidential and shall not be made available by CONTRACTOR to any individual or entity without the consent of the County Representative.

SECTION 12.  DISPUTES
---------------------

     12.1. Any dispute concerning the performance of this Agreement which is not resolved by mutual agreement of the parties shall be resolved by an independent committee under the direction of the MANAGER. The disputing party must provide written notice to the MANAGER within fifteen (15) working days from the date the dispute was known or should have been known. The written notice must provide the following information: 1) contract number; 2) cause of the dispute; 3) contract language in dispute, if any; 4) amount of dollars in controversy, if any.
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SECTION 12.  DISPUTES (continued)
---------------------

     Within five (5) working days following receipt of the written notice, a meeting with the County Representative, CONTRACTOR and the independent committee will be scheduled. In the event additional meetings are required, a maximum of three (3) meetings will be held over the course of a ten (10) day period. In the event the dispute cannot be resolved after the third meeting, a final statement will be issued by the independent committee and delivered to the parties within ten (10) days of the final meeting.

     12.2 CONTRACTOR shall not cease performance of this Agreement during the term of the dispute resolution process unless the parties mutually agree in writing that performance may be suspended.

SECTION 13. SUSPENSION AND TERMINATION
--------------------------------------

     13.1 Without terminating this Agreement, the COUNTY may suspend CONTRACTOR's services following written notice to CONTRACTOR. Within five (5) days following receipt of such notice, CONTRACTOR shall have completed all reasonable measures to cease its services in an orderly manner. CONTRACTOR shall be paid for all reasonable costs incurred and unpaid for services rendered through the date services were suspended, but in no case no later than five (5) days after CONTRACTOR's receipt of notice of suspension. If resumption of CONTRACTOR's services requires any waiver or change in this Agreement, the parties must mutually agree to such waiver or change in writing and the writing must be attached as an addendum to this Agreement.

     13.2 The COUNTY shall have the right to terminate this Agreement, in whole or in part, at any time during the course of performance by providing written notice to CONTRACTOR. Within ten (10) days following receipt of such notice, CONTRACTOR shall have completed all reasonable measures to cease its services in an orderly manner. If new contractor is retained to complete the services, CONTRACTOR will cooperate fully with the COUNTY in preparing the new contractor to take over completion of the services. CONTRACTOR will be paid for all reasonable costs incurred and unpaid for services rendered through the date
CONTRACTOR was notified of the termination of this Agreement, but in no case will CONTRACTOR be paid for services rendered later than ten (10) days after receipt of notice of termination.

CONTRACT NO.: 124-96
GENERAL SERVICES CONTRACT
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PAGE NINE


SECTION 14.  COMPLIANCE WITH LAWS
---------------------------------

     At all times during the performance of this Agreement, CONTRACTOR shall strictly observe and conform to all applicable federal, state and local laws, rules, regulations and orders that have been or may hereafter be established.

SECTION 15.  NON-DISCRIMINATION
-------------------------------

     CONTRACTOR shall not hire, discharge, transfer, promote or demote, or in any manner discriminate against any person otherwise qualified and capable because of race, color, sex, marital status, age, religion, disability or national origin. CONTRACTOR agrees to comply with all applicable Federal and State statutes and regulations concerning non-discrimination.

SECTION 16.  APPLICABLE LAW
---------------------------

         The laws, rules and regulations of the State of Colorado and El Paso County shall be applicable in the enforcement, interpretation and execution of this Agreement.

SECTION 17.  RIGHTS OF THIRD PARTIES
------------------------------------

         This Agreement does not and shall not be deemed to confer on any third party the right to the performance or proceeds under this Agreement, to claim any damages or to bring any legal action or other proceeding against the COUNTY or CONTRACTOR for any breach or other failure to perform this Agreement.

SECTION 18.  ASSIGNMENT/SUBCONTRACTS
------------------------------------

     CONTRACTOR shall not assign its interest in this Agreement or subcontract any of the work to be performed under this Agreement without the written consent of the COUNTY.

SECTION 19. CHANGES OR MODIFICATIONS
------------------------------------

     19.1 No modification, amendment, novation, change or other alteration of this Agreement shall be valid unless mutually agreed by the parties in writing and executed as an addendum to this Agreement.



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GENERAL SERVICES CONTRACT
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PAGE TEN


SECTION 19. CHANGES OR MODIFICATIONS (continued)
------------------------------------

     19.2 No change order resulting in an increase to the contract price set forth in Section 5 above shall be executed or effective unless the increase is approved by the appropriate County official(s) and the additional funds have been appropriated or otherwise made available. CONTRACTOR shall prepare a cost calculation for the additional costs and submit it to the County Representative prior to approval of any change order. The County Representative then will arrange for a change order, confirming with CONTRACTOR that funds have been appropriated or made available to cover the additional costs.

SECTION 20.  SEVERABILITY
-------------------------

     If any section, subsection, clause or phrase of this Contract is, for any reason, held to be invalid, such holding shall not affect the validity of the remaining portions of this Contract.

SECTION 21.  ENTIRE AGREEMENT
-----------------------------

         This Agreement, including attached Appendices, constitutes the entire understanding of the parties. At the time of execution of this Agreement, there are no other terms, conditions, requirements or obligations affecting this Agreement which are not specifically set forth herein.

SECTION 22.  APPENDICES
-----------------------

     The following appendices are attached to and made a part of this Agreement:

     APPENDIX A:    IFB NO.: 124-96(AND CLARIFICATION)
                             ------
     APPENDIX B:    COMPANY'S RESPONSE
     APPENDIX C:    INSURANCE CERTIFICATE(S)
     APPENDIX D:    STATE OF COLORADO WASTE TIRE DISPOSAL GRANT
                    AWARD CONTRACT DATED 9/26/96
     APPENDIX E:    CONDITIONS 9.a., b., and c., Page 4 OF RIPE
                    TOUCH GREENHOUSES, INC.  CERTIFICATE OF
                    DESIGNATION APPROVAL DATED 10/4/96

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the ________day of NOVEMBER, 1996.

BOARD OF COUNTY COMMISSIONERS           RIPE TOUCH GREENHOUSES,INC.
EL PASO COUNTY, COLORADO                STAN ABRAMS
                                        PRESIDENT

BY:_______________________              BY: /s/___________________
     CHAIRPERSON                        AUTHORIZED REPRESENTATIVE


ATTEST:                                 SOLID WASTE MANAGEMENT

__________________________              BY: /s/___________________
DEPUTY COUNTY CLERK                     JOHN FISHER
                                        MANAGER

APPROVED AS TO FORM:                    PURCHASING DEPARTMENT

BY:/s/_____________________             BY: /s/_____________________
ASSISTANT COUNTY ATTORNEY               PURCHASING/CONTRACTS MANAGER

                                 AMENDMENT #1 TO

                            GENERAL SERVICE CONTRACT
                                   NO.: 124-96
                                        ------

                           RECYCLING FOR TIRE DISPOSAL

                           FOR SOLID WASTE MANAGEMENT


     THIS AMENDMENT TO THE CONTRACT, entered into this 16th day of DECEMBER 1996, and effective immediately by and between the BOARD OF COUNTY COMMISSIONERS OF EL PASO COUNTY, COLORADO ("COUNTY"), and RIPE TOUCH GREENHOUSES, INC. ("CONTRACTOR"), WITNESSETH THAT:

     WHEREAS, the COUNTY has entered into the original Agreement with the CONTRACTOR on the 25th day of NOVEMBER, 1996; and

     WHEREAS, the CONTRACTOR agrees to do, perform, and carry out in a good and professional manner the services as outlined in the original Agreement;

         NOW, THEREFORE, the parties hereto mutually agree as follows:

         1. Under Section 5. Compensation of the General Services Contract, the second paragraph of section 5.1 should be changed as follows:

     "The Solid Waste Management Department will be billed monthly, according to the Price List as submitted by the CONTRACTOR for tipping rates"

     2.   Under Section 22.  Appendices of the General Services
Contract, in clarification of Appendix E, 9. a., this requirement will be implemented as follows:

         a. Ripe Touch Greenhouses, Inc. shall provide cash, bond or other financial mechanism in the amount of $50,000.00.

         b. Ripe Touch Greenhouses, Inc. shall provide an amount of $10,000 per month, or 25% of payment for services for each invoice, until the cleanup fund reaches the required total of $100,000.


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         CONTRACT NO: 124-96
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         AMENDMENT #1
         RECYCLING FOR TIRE DISPOSAL
         PAGE 2


     2.(continued)...

          c. Ripe Touch Greenhouses, Inc. can substitute full funding ($100, 000) of the cleanup fund at any time, in lieu of paragraph 2 above.

     3. All other terms and conditions of the original Agreement remain the same.

     IN WITNESS WHEREOF, the COUNTY and the CONTRACTOR have executed this AMENDMENT TO THE AGREEMENT as of the date first written above.



BOARD OF COUNTY COMMISSIONERS     RIPE TOUCH GREENHOUSES, INC.
EL PASO COUNTY, COLORADO               STAN ABRAMS,
PRESIDENT

BY : /s/______________________    BY:/s/_____________________
CHAIRPERSON                       AUTHORIZED REPRESENTATIVE

ATTEST:                           SOLID WASTE MANAGEMENT

BY:/s/________________________    BY:/s/______________________
DEPUTY COUNTY CLERK               JOHN FISHER, MANAGER


APPROVED AS TO FORM:


BY: /s/_______________________    BY: /s/______________________
ASSISTANT COUNTY ATTORNEY         PURCHASING/CONTRACTS MANAGER